AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT


     AGREEMENT, made as of the 20th day of December, 1996, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "Borrower");

     The Banks which have executed this Agreement (individually, a "Bank" and, collectively, the "Banks"); and

     FLEET BANK, N.A. (formerly NatWest Bank N.A.), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");


                       W I T N E S S E T H:


     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto entered into a certain Second Amended and Restated Loan Agreement dated as of December 15, 1993, which was amended pursuant to (i) Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994, (ii) Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995, and (iii) Amendment No. 3 to Second Amended and Restated Loan Agreement dated as of May 30, 1996 (as so amended, the "Original Loan Agreement"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "Loan Agreement");

     (B)  The Borrower wishes to amend the Original Loan
Agreement and the Banks and the Agent are willing to amend the Original Loan Agreement on the terms and conditions hereinafter set forth; and

     (C) All capitalized terms used herein which are not other-wise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:


          Section 1.1    Subsection 6.9(g) of the Original Loan
Agreement is hereby deleted in its entirety and the following is substituted therefor:


               "(g) At all times, a ratio of Consolidated
     Debt to Consolidated Adjusted Net Worth in an amount not greater than 8.5 to 1.0 until the earlier to occur of:

                    (i)  December 24, 1997, or

                    (ii) the prepayment in full of the
     Borrower's Amended and Restated 8.18% Series A Senior Notes due June 24, 1997, and the Borrower's Amended and Restated 8.32% Series B Senior Notes due December 24, 1997,

     after which time the Borrower shall have and maintain a ratio of Consolidated Debt to Consolidated Adjusted Net Worth in an amount not greater than 10.0 to 1.0. For purposes of calculating this ratio only, Consolidated Debt shall include the full balance of mortgage backed securities sold by the Borrower or any of its Subsidiaries with any first loss recourse provision against the Borrower or any of its Subsidiaries attached thereto.

     For purposes of calculating the ratio set forth in subsection 6.9(g) above and in subsection 6.9(h) below only, "Consolidated Adjusted Net Worth" shall be reduced by the amount by which the sum of 75% of (i) 90 day overdue accounts, (ii) non-performing loans, (iii) real estate owned in substance foreclosure and other miscellaneous repossessions and, (iv) modified loans, exceed the reserves for credit losses established by the Borrower and its Subsidiaries."

          Section 1.2 All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          Section 1.3    This Agreement may be executed by the
parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK

                         By:_________________________________
                                                       Title

                         FLEET BANK, N.A. (formerly
                          NatWest Bank N.A.), as Agent
                          and as a Bank, and as
                          Swing Line Lender


                         By:_________________________________
                                                       Title

                         CREDIT SUISSE


                         By:_________________________________
                                                       Title


                         By: ________________________________
                                                       Title


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A. ("Rabobank
                         Nederland"), New York Branch


                         By: ________________________________
                                                       Title


                         By: ________________________________
                                                       Title


                         COMERICA BANK


                         By:_________________________________
                                                       Title



             [SIGNATURES CONTINUED ON FOLLOWING PAGE]
                         PNC BANK, NATIONAL ASSOCIATION


                         By:_________________________________
                                                       Title

                         SIGNET BANK


                         By:_________________________________
                                                       Title


                         FIRST NATIONAL BANK OF MARYLAND


                         By:_________________________________
                                                       Title